Exhibit 10.12

SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of December 5, 2008 by and among FIVE STAR QUALITY CARE, INC. (the “Borrower”), each of the parties identified as “Guarantor” on the signature pages hereto (each a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)                                  The Credit Agreement is amended by restating in full the definition of “Termination Date” contained Section 1.1 as follows:

“Termination Date” means May 8, 2010.

(b)                                 The Credit Agreement is further amended by amending and restating Section 11.1(m)(ii) in its entirety as follows:

“(ii)                            During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved but excluding any director whose initial nomination for, or assumption of office as, a director occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or”

Section 2.  Specific Amendment to Fee Letter.  The parties hereto agree that the second full paragraph of the second page of the Fee Letter is amended and restated as follows:

The term “Applicable Margin” means 2.00% with respect to LIBOR Loans and 0.25% with respect to Base Rate Loans.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

(a)                                  A counterpart of this Amendment duly executed by the Borrower and each Guarantor;

(b)                                 The Borrower shall have paid to the Lender an extension fee in the amount of $100,000, which such extension fee shall be non-refundable in any event; provided, however, that if, and only if, the Lender rescinds the amendment to the definition of “Termination Date” as set forth in Section 4 hereof, the extension fee shall be refundable by the Lender to the Borrower; and

(c)                                  Such other documents, instruments and agreements as the Lender may reasonably request.

Section 4.  Rescission of Extension.  Notwithstanding anything in this Amendment, the Credit Agreement or any other Loan Document, the Borrower hereby acknowledges and agrees that the amendment to the definition of “Termination Date” set forth in Section 1(a) may be rescinded by the Lender and such amendment shall consequently be deemed null and void if, in the reasonable credit judgment of the Lender, the audit of the Borrower’s accounts receivable, cash and accounts payable conducted by FTI Consulting, Inc. reveals a material deficiency in the Borrower’s financial position or general operations.

Section 5.  Effectiveness. Upon satisfaction of the conditions precedent contained in Section 3, this Amendment shall be deemed to be effective as of the date hereof.

Section 6.  Representations.  The Borrower represents and warrants to the Lender that:

(a)                                  Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement and the Fee Letter, each as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and this Amendment, the Credit Agreement and the Fee Letter, each as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

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(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Credit Agreement and the Fee Letter, each as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 7.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof and after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 8.  Reaffirmation of Guaranty by Guarantors.  Each Guarantor hereby reaffirms its continuing obligations to the Lender under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 9.  Certain References.  Each reference to the Credit Agreement and the Fee Letter in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement and the Fee Letter, as applicable, as amended by this Amendment.

Section 10.  Expenses.  The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 11.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 13.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Fee Letter and the other Loan Documents remain in full force and effect.

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The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 14.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 15.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President and CEO

THE LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Matthew Ricketts
	Name:	Matthew Ricketts
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC
FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
THE HEARTLANDS RETIREMENT COMMUNITY — ELLICOTT CITY I, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-NC, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FSQC FUNDING CO., LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	President and CEO

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC
MORNINGSIDE OF CHARLOTTESVILLE, LLC
MORNINGSIDE OF NEWPORT NEWS, LLC
MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By:	LIFETRUST AMERICA, INC., its Member

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President and CEO

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC., its General Partner

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President and CEO